                                   VINTAGELIFE
       Modified Single Premium Individual Variable Life Insurance Policies
                        MAY 1, 2010 PROSPECTUS SUPPLEMENT
                            ISSUED TO INDIVIDUALS BY:
 METLIFE INSURANCE COMPANY OF CONNECTICUT -- METLIFE OF CT FUND UL FOR VARIABLE
                                 LIFE INSURANCE

This prospectus supplement updates certain information contained in your last prospectus dated May 2, 2005 and subsequent supplements for VintageLife, a modified single premium individual life insurance policy issued by MetLife Insurance Company of Connecticut. MetLife Insurance Company of Connecticut is referred to in this prospectus supplement as the Company. Please keep this prospectus supplement for future reference. The Company no longer offers the Policies to new purchasers, but continues to accept additional premium payments. Although the Policy can operate as a single premium policy, additional premium payments may be made under certain circumstances provided there are no outstanding policy loans.

You can build Cash Value by investing in a variety of INVESTMENT OPTIONS, which, in turn, invest in professionally managed Mutual Funds (THE "FUNDS," listed below). A fixed rate option (THE "FIXED ACCOUNT") is also available. Except for amounts in the Fixed Account, the value of your Policy will vary based on the performance of the Funds you select. The following Funds are available (please see "The Funds" for additional Funds that may be available depending on when you purchased your Policy):


LEGG MASON PARTNERS VARIABLE EQUITY TRUST       METROPOLITAN SERIES FUND, INC.
  Legg Mason ClearBridge Variable                 BlackRock Aggressive Growth
     Fundamental All Cap Value                    Portfolio -- Class D
     Portfolio -- Class I                         BlackRock Bond Income Portfolio -- Class A
  Legg Mason Global Currents Variable             BlackRock Legacy Large Cap Growth
     International All Cap Opportunity               Portfolio -- Class A
     Portfolio                                    BlackRock Money Market Portfolio  -- Class
  Legg Mason Variable Lifestyle Allocation           A
     50%                                          MetLife Aggressive Allocation
  Legg Mason Variable Lifestyle Allocation           Portfolio -- Class B
     70%                                          MetLife Conservative Allocation
  Legg Mason Variable Lifestyle Allocation           Portfolio -- Class B
     85%                                          MetLife Conservative to Moderate
LEGG MASON PARTNERS VARIABLE INCOME TRUST            Allocation Portfolio -- Class B
  Legg Mason Western Asset Variable High          MetLife Moderate Allocation
     Income Portfolio                                Portfolio -- Class B
MET INVESTORS SERIES TRUST -- CLASS A             MetLife Moderate to Aggressive Allocation
  Invesco Small Cap Growth Portfolio                 Portfolio -- Class B
  PIMCO Inflation Protected Bond Portfolio        MFS(R) Total Return Portfolio -- Class F
  Pioneer Fund Portfolio                          MFS(R) Value Portfolio -- Class A
  Pioneer Strategic Income Portfolio            VANGUARD(R) VARIABLE INSURANCE FUND
                                                  Mid-Cap Index Portfolio
                                                  Total Stock Market Index Portfolio



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Certain Funds may have been subject to a substitution or name change. Please see "Additional Information Regarding the Funds" for more information.

The Financial Industry Regulatory Authority (FINRA) provides background information about broker-dealers and their registered representatives through FINRA BrokerCheck. You may contact the FINRA BrokerCheck Hotline at 1-800-289-9999, or log on to www.finra.org. An investor brochure that includes information describing FINRA BrokerCheck is available through the Hotline or on-line.

                            FUND CHARGES AND EXPENSES

The next tables describe the Fund charges and expenses that you will indirectly pay periodically during the time that you own the Policy. The Investment Options purchase shares of the Funds at net asset value. The net asset value already reflects the deduction of each Fund's Total Operating Expenses. Therefore you are indirectly bearing the costs of Fund expenses.

The first table below shows the minimum and maximum fees and expenses, as a percentage of average daily net assets, charged by any of the Funds as of December 31, 2009. Certain Funds may impose a redemption fee in the future. The second table shows each Fund's fees and expenses, as a percentage of average daily net assets, as of December 31, 2009, unless otherwise noted. This information was provided by the Funds and we have not independently verified it. More detail concerning each Fund's fees and expenses is contained in the prospectus for each Fund. Current prospectuses for the Fund can be obtained by calling 1-800-334-4298.

MINIMUM AND MAXIMUM TOTAL ANNUAL FUND OPERATING EXPENSES

                                                                        MINIMUM   MAXIMUM
                                                                        -------   -------
TOTAL ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Underlying Fund assets, including management fees, distribution and/or service (12b-1) fees, and
     other expenses)..................................................    0.21%     1.13%
                                                                          ----      ----



FUND FEES AND EXPENSES
(as a percentage of average daily net assets)


                                                                                                   CONTRACTUAL
                                              DISTRIBUTION                ACQUIRED     TOTAL           FEE         NET TOTAL
                                                 AND/OR                  FUND FEES     ANNUAL        WAIVER         ANNUAL
                               MANAGEMENT   SERVICE (12B-1)     OTHER       AND      OPERATING   AND/OR EXPENSE    OPERATING
FUND                               FEE            FEES        EXPENSES   EXPENSES*    EXPENSES    REIMBURSEMENT   EXPENSES**
----                           ----------   ---------------   --------   ---------   ---------   --------------   ----------
LEGG MASON PARTNERS VARIABLE
  EQUITY TRUST
  Legg Mason ClearBridge
     Variable Fundamental All
     Cap Value
     Portfolio -- Class I....     0.75%             --          0.05%         --       0.80%             --          0.80%
  Legg Mason ClearBridge
     Variable Large Cap Value
     Portfolio -- Class
     I(+)....................     0.65%             --          0.06%         --       0.71%             --          0.71%
  Legg Mason Global Currents
     Variable International
     All Cap Opportunity
     Portfolio(++)...........     0.85%             --          0.25%         --       1.10%             --          1.10%(1)
  Legg Mason Variable
     Lifestyle Allocation
     50%(++++)...............        --             --          0.14%      0.69%       0.83%             --          0.83%(2)
  Legg Mason Variable
     Lifestyle Allocation
     70%(++++)...............        --             --          0.23%      0.74%       0.97%          0.03%          0.94%(3)
  Legg Mason Variable
     Lifestyle Allocation
     85%(++++)...............        --             --          0.21%      0.79%       1.00%          0.01%          0.99%(3)
LEGG MASON PARTNERS VARIABLE
  INCOME TRUST
  Legg Mason Western Asset
     Variable High Income
     Portfolio(++)...........     0.60%             --          0.15%         --       0.75%             --          0.75%
MET INVESTORS SERIES
  TRUST -- CLASS A
  Invesco Small Cap Growth
     Portfolio...............     0.86%             --          0.04%         --       0.90%             --          0.90%
  PIMCO Inflation Protected
     Bond Portfolio..........     0.48%             --          0.05%         --       0.53%             --          0.53%
  Pioneer Fund Portfolio.....     0.66%             --          0.08%         --       0.74%             --          0.74%
  Pioneer Strategic Income
     Portfolio...............     0.60%             --          0.06%         --       0.66%             --          0.66%
METROPOLITAN SERIES FUND,
  INC.
  BlackRock Aggressive Growth
     Portfolio -- Class D....     0.73%          0.10%          0.06%         --       0.89%             --          0.89%

                                                                                                   CONTRACTUAL
                                              DISTRIBUTION                ACQUIRED     TOTAL           FEE         NET TOTAL
                                                 AND/OR                  FUND FEES     ANNUAL        WAIVER         ANNUAL
                               MANAGEMENT   SERVICE (12B-1)     OTHER       AND      OPERATING   AND/OR EXPENSE    OPERATING
FUND                               FEE            FEES        EXPENSES   EXPENSES*    EXPENSES    REIMBURSEMENT   EXPENSES**
----                           ----------   ---------------   --------   ---------   ---------   --------------   ----------
  BlackRock Bond Income
     Portfolio -- Class A....     0.38%             --          0.05%         --       0.43%          0.03%          0.40%(4)
  BlackRock Legacy Large Cap
     Growth
     Portfolio -- Class A....     0.73%             --          0.10%         --       0.83%          0.01%          0.82%(5)
  BlackRock Money Market
     Portfolio -- Class A....     0.32%             --          0.02%         --       0.34%          0.01%          0.33%(6)
  MetLife Aggressive
     Allocation
     Portfolio -- Class B....     0.10%          0.25%          0.04%      0.74%       1.13%          0.04%          1.09%(7)
  MetLife Conservative
     Allocation
     Portfolio -- Class B....     0.10%          0.25%          0.02%      0.58%       0.95%          0.02%          0.93%(7)
  MetLife Conservative to
     Moderate Allocation
     Portfolio -- Class B....     0.09%          0.25%          0.01%      0.63%       0.98%             --          0.98%(8)
  MetLife Moderate Allocation
     Portfolio -- Class B....     0.07%          0.25%             --      0.67%       0.99%             --          0.99%(8)
  MetLife Moderate to
     Aggressive Allocation
     Portfolio -- Class B....     0.07%          0.25%             --      0.71%       1.03%             --          1.03%(8)
  MFS(R) Total Return
     Portfolio -- Class F....     0.54%          0.20%          0.06%         --       0.80%             --          0.80%
  MFS(R) Value
     Portfolio -- Class A....     0.71%             --          0.03%         --       0.74%          0.08%          0.66%(9)
VANGUARD(R) VARIABLE
  INSURANCE FUND
  Mid-Cap Index Portfolio....     0.24%             --          0.05%         --       0.29%             --          0.29%
  Total Stock Market Index
     Portfolio...............        --             --             --      0.21%       0.21%             --          0.21%


-------

* Acquired Fund Fees and Expenses are fees and expenses incurred indirectly by a portfolio as a result of investing in shares of one or more underlying portfolios.
** Net Total Annual Operating Expenses do not reflect: (1) voluntary waivers of fees or expenses; (2) contractual waivers that are in effect for less than one year from the date of this Prospectus; or (3) expense reductions resulting from custodial fee credits or directed brokerage arrangements.
(+) Not available under all Policies. Availability depends on Policy issue date.
(++) Fees and expenses of this Portfolio are based on the Portfolio's fiscal year ended October 31, 2009.
(++++) Fees and expenses of this Portfolio are based on the Portfolio's fiscal year ended January 31, 2010.
(1)    Other Expenses have been restated to reflect current fees.
(2) The Portfolio is a "fund of funds" that invests substantially all of its assets in other Legg Mason-affiliated portfolios. Because the Portfolio invests in other underlying portfolios, the Portfolio will bear its pro rata portion of the operating expenses of the underlying portfolios in which the Portfolio invests, including the management fee.
(3) The Portfolio is a "fund of funds" that invests substantially all of its assets in other Legg Mason-affiliated portfolios. Because the Portfolio invests in other underlying portfolios, the Portfolio will bear its pro rata portion of the operating expenses of the underlying portfolios in which the Portfolio invests, including the management fee. The manager has agreed to forgo fees and/or reimburse operating expenses (other than interest, brokerage, taxes and extraordinary expenses) so that total annual operating expenses are not expected to exceed 0.20%, excluding acquired fund fees and expenses. This arrangement cannot be terminated prior to December 31, 2011 without the Board of Trustees' consent.
(4) MetLife Advisers, LLC has contractually agreed, for the period May 1, 2010 through April 30, 2011, to reduce the management fee for each Class of the Portfolio to the annual rate of 0.37% for the first $1 billion of the Portfolio's average daily net assets, 0.325% for amounts over $1 billion but less than $3.4 billion and 0.25% on amounts over $3.4 billion.
(5) MetLife Advisers, LLC has contractually agreed, for the period May 1, 2010 through April 30, 2011, to reduce the management fee for each Class of the Portfolio to the annual rate of 0.705% for amounts over $300 million but less than $1 billion.
(6) MetLife Advisers, LLC has contractually agreed, for the period May 1, 2010 through April 30, 2011, to reduce the management fee for each Class of the Portfolio to the annual rate of 0.325% for the first $1 billion of the Portfolio's average daily net assets. Other Expenses do not reflect fees of 0.03% paid in connection with the U.S. Treasury Temporary Guarantee Program for Money Market Funds.
(7) The Portfolio is a "fund of funds" that invests substantially all of its assets in other portfolios of the Met Investors Series Trust and the Metropolitan Series Fund, Inc. Because the Portfolio invests in other underlying portfolios, the Portfolio will bear its pro rata portion of the operating expenses of the underlying portfolios in which it invests, including the management fee. MetLife Advisers, LLC has contractually agreed, for the period May 1, 2010 through April 30, 2011, to waive fees or pay all expenses so as to limit total annual operating expenses of the Portfolio (other than acquired fund fees and expenses, brokerage costs, taxes, interest and any extraordinary expenses) to 0.35% of the average daily net assets of the Class B shares.
(8) The Portfolio is a "fund of funds" that invests substantially all of its assets in other portfolios of the Met Investors Series Trust and the Metropolitan Series Fund, Inc. Because the Portfolio invests in other underlying portfolios, the Portfolio will bear its pro rata portion of the operating expenses of the underlying portfolios in which it invests, including the management fee.
(9) MetLife Advisers, LLC has contractually agreed, for the period May 1, 2010 through April 30, 2011, to reduce the management fee for each Class of the Portfolio to the annual rate of 0.65% for the first $1.25 billion of the Portfolio's average daily net assets and 0.60% for the next $250 million and 0.50% for amounts over $1.5 billion.

                                    THE FUNDS

             FUNDING                           INVESTMENT                         INVESTMENT
              OPTION                           OBJECTIVE                      ADVISER/SUBADVISER
---------------------------------  ---------------------------------  ---------------------------------
LEGG MASON PARTNERS VARIABLE
  EQUITY TRUST
  Legg Mason ClearBridge Variable  Seeks long-term capital growth.    Legg Mason Partners Fund Advisor,
     Fundamental All Cap Value     Current income is a secondary      LLC
     Portfolio -- Class I          consideration.                     Subadviser: ClearBridge Advisors,
                                                                      LLC
  Legg Mason ClearBridge Variable  Seeks long-term growth of          Legg Mason Partners Fund Advisor,
     Large Cap Value               capital. Current income is a       LLC
     Portfolio -- Class I+         secondary objective.               Subadviser: ClearBridge Advisors,
                                                                      LLC
  Legg Mason Global Currents       Seeks total return on assets from  Legg Mason Partners Fund Advisor,
     Variable International All    growth of capital and income.      LLC
     Cap Opportunity Portfolio                                        Subadviser: Global Currents
                                                                      Investment Management, LLC
  Legg Mason Variable Lifestyle    Seeks a balance of growth of       Legg Mason Partners Fund Advisor,
     Allocation 50%                capital and income.                LLC
                                                                      Subadviser: Legg Mason Global
                                                                      Asset Allocation, LLC
  Legg Mason Variable Lifestyle    Seeks long-term growth of          Legg Mason Partners Fund Advisor,
     Allocation 70%                capital.                           LLC
                                                                      Subadviser: Legg Mason Global
                                                                      Asset Allocation, LLC
  Legg Mason Variable Lifestyle    Seeks capital appreciation.        Legg Mason Partners Fund Advisor,
     Allocation 85%                                                   LLC
                                                                      Subadviser: Legg Mason Global
                                                                      Asset Allocation, LLC
LEGG MASON PARTNERS VARIABLE
  INCOME TRUST
  Legg Mason Western Asset         Seeks high current income.         Legg Mason Partners Fund Advisor,
     Variable High Income          Secondarily, seeks capital         LLC
     Portfolio                     appreciation.                      Subadvisers: Western Asset
                                                                      Management Company; Western Asset
                                                                      Management Company Limited
MET INVESTORS SERIES
  TRUST -- CLASS A
  Invesco Small Cap Growth         Seeks long-term growth of          MetLife Advisers, LLC
     Portfolio                     capital.                           Subadviser: Invesco Advisers,
                                                                      Inc.
  PIMCO Inflation Protected Bond   Seeks to provide maximum real      MetLife Advisers, LLC
     Portfolio                     return, consistent with            Subadviser: Pacific Investment
                                   preservation of capital and        Management Company LLC
                                   prudent investment management.
  Pioneer Fund Portfolio           Seeks reasonable income and        MetLife Advisers, LLC
                                   capital growth.                    Subadviser: Pioneer Investment
                                                                      Management, Inc.
  Pioneer Strategic Income         Seeks a high level of current      MetLife Advisers, LLC
     Portfolio                     income.                            Subadviser: Pioneer Investment
                                                                      Management, Inc.

             FUNDING                           INVESTMENT                         INVESTMENT
              OPTION                           OBJECTIVE                      ADVISER/SUBADVISER
---------------------------------  ---------------------------------  ---------------------------------
METROPOLITAN SERIES FUND, INC.
  BlackRock Aggressive Growth      Seeks maximum capital              MetLife Advisers, LLC
     Portfolio -- Class D          appreciation.                      Subadviser: BlackRock Advisors,
                                                                      LLC
  BlackRock Bond Income            Seeks a competitive total return   MetLife Advisers, LLC
     Portfolio -- Class A          primarily from investing in        Subadviser: BlackRock Advisors,
                                   fixed-income securities.           LLC
  BlackRock Legacy Large Cap       Seeks long-term growth of          MetLife Advisers, LLC
     Growth Portfolio -- Class A   capital.                           Subadviser: BlackRock Advisors,
                                                                      LLC
  BlackRock Money Market           Seeks a high level of current      MetLife Advisers, LLC
     Portfolio -- Class A          income consistent with             Subadviser: BlackRock Advisors,
                                   preservation of capital.           LLC
  MetLife Aggressive Allocation    Seeks growth of capital.           MetLife Advisers, LLC
     Portfolio -- Class B
  MetLife Conservative Allocation  Seeks high level of current        MetLife Advisers, LLC
     Portfolio -- Class B          income, with growth of capital as
                                   a secondary objective.
  MetLife Conservative to          Seeks high total return in the     MetLife Advisers, LLC
     Moderate Allocation           form of income and growth of
     Portfolio -- Class B          capital, with a greater emphasis
                                   on income.
  MetLife Moderate Allocation      Seeks a balance between a high     MetLife Advisers, LLC
     Portfolio -- Class B          level of current income and
                                   growth of capital, with a greater
                                   emphasis on growth of capital.
  MetLife Moderate to Aggressive   Seeks growth of capital.           MetLife Advisers, LLC
     Allocation
     Portfolio -- Class B
  MFS(R) Total Return              Seeks a favorable total return     MetLife Advisers, LLC
     Portfolio -- Class F          through investment in a            Subadviser: Massachusetts
                                   diversified portfolio.             Financial Services Company
  MFS(R) Value Portfolio -- Class  Seeks capital appreciation.        MetLife Advisers, LLC
     A                                                                Subadviser: Massachusetts
                                                                      Financial Services Company
VANGUARD(R) VARIABLE INSURANCE
  FUND
  Mid-Cap Index Portfolio          Seeks to track the performance of  The Vanguard Group, Inc.
                                   a benchmark index that measures
                                   the investment return of mid-
                                   capitalization stocks.
  Total Stock Market Index         Seeks to track the performance of  The Vanguard Group, Inc.
     Portfolio                     a benchmark index that measures
                                   the investment return of the
                                   overall stock market.


+ Not available under all Policies. Availability depends on Policy issue date.

                     ADDITIONAL INFORMATION REGARDING FUNDS




Certain Funds were subject to a name change or substitution. The chart below identifies the former name and new name of each of these Funds, and where applicable, the former name and the new name of the trust of which the fund is a part.





FUND NAME CHANGES



                 FORMER FUND                                      NEW FUND
--------------------------------------------    --------------------------------------------
LEGG MASON PARTNERS VARIABLE EQUITY TRUST       LEGG MASON PARTNERS VARIABLE EQUITY TRUST
  Legg Mason Partners Variable Fundamental        Legg Mason ClearBridge Variable
     Value Portfolio                                 Fundamental All Cap  Value Portfolio
  Legg Mason Partners Variable International      Legg Mason Global Currents Variable
     All Cap Opportunity Portfolio                   International All Cap Opportunity
                                                     Portfolio
  Legg Mason Partners Variable Investors          Legg Mason ClearBridge Variable Large Cap
     Portfolio                                       Value Portfolio
  Legg Mason Partners Variable Large Cap          Legg Mason ClearBridge Variable Large Cap
     Growth Portfolio                                Growth Portfolio
  Legg Mason Partners Variable Lifestyle          Legg Mason Variable Lifestyle Allocation
     Allocation 50%                                  50%
  Legg Mason Partners Variable Lifestyle          Legg Mason Variable Lifestyle Allocation
     Allocation 70%                                  70%
  Legg Mason Partners Variable Lifestyle          Legg Mason Variable Lifestyle Allocation
     Allocation 85%                                  85%
LEGG MASON PARTNERS VARIABLE INCOME TRUST       LEGG MASON PARTNERS VARIABLE INCOME TRUST
  Legg Mason Partners Variable High Income        Legg Mason Western Asset Variable High
     Portfolio                                       Income Portfolio
  Legg Mason Partners Variable Money Market       Legg Mason Western Asset Variable Money
     Portfolio                                       Market Portfolio
MET INVESTORS SERIES TRUST                      MET INVESTORS SERIES TRUST
  Met/AIM Small Cap Growth Portfolio              Invesco Small Cap Growth Portfolio




FUND SUBSTITUTION



The following new Fund was substituted for the Former Fund.



                 FORMER FUND                                      NEW FUND
--------------------------------------------    --------------------------------------------
LEGG MASON PARTNERS VARIABLE INCOME TRUST       METROPOLITAN SERIES FUND, INC.
  Legg Mason Western Asset Variable Money       BlackRock Money Market Portfolio -- Class A
     Market Portfolio



                      CHARGES AGAINST THE SEPARATE ACCOUNT

We are waiving an amount of the Mortality and Expense Risk Charge equal to the Fund expenses that are in excess of 0.65% for the Investment Option investing in the PIMCO Inflation Protected Bond Portfolio (Class A) of the Met Investors Series Trust.




                                    TRANSFERS

--------------------------------------------------------------------------------



The following supplements the information in the "Transfers" section:



We have policies and procedures that attempt to detect and deter frequent transfers in situations where we determine there is a potential for arbitrage trading. Currently, we believe that such situations may be presented in the international, small-cap, and high-yield Funds (i.e., Invesco Small Cap Growth Portfolio, Legg Mason Western Asset Variable High Income Portfolio, Legg Mason Global Currents Variable International All Cap Opportunity Portfolio, and Pioneer Strategic Income Portfolio -- the "Monitored Funds"), and we monitor transfer activity in those Monitored Funds. We employ various means to monitor transfer activity, such as examining the frequency and size of transfers into and out of the Monitored Funds within given periods of time. For example, we currently monitor transfer activity to determine if for each of the Monitored Funds, in a three-month period there were two or more "round-trips" of a certain dollar amount or greater. A round-trip is defined as a transfer in followed by a transfer out within the next 10 calendar days or a transfer out followed by a transfer in within the next 10 calendar days. In the case of a Policy that has been restricted previously, a single round-trip of a certain dollar amount or greater will trigger the transfer restrictions described below.

                           FEDERAL TAX CONSIDERATIONS

--------------------------------------------------------------------------------

The effect of federal income taxes on the economic benefits provided under the Policy depends on a variety of factors, including but not limited to, the tax status of the Policy Owner and the tax treatment of the Policy (whether it is a Modified Endowment Contract). This tax treatment is highly complex. The following SUMMARY PROVIDES A GENERAL DESCRIPTION OF THE MATERIAL FEDERAL TAX CONSEQUENCES to the Policy owner and Beneficiary of buying, holding and exchanging rights under the Policy. This discussion is only a brief general summary and does not purport to be complete or cover all situations and is not intended as tax or legal advice. This discussion is based upon the Company's understanding of the federal income tax laws as currently interpreted by the U.S. Treasury ("Treasury") and the Internal Revenue Service (IRS). The Company cannot guarantee that those laws or interpretations will remain unchanged.

IT SHOULD BE UNDERSTOOD THAT THIS IS NOT AN EXHAUSTIVE DISCUSSION OF ALL TAX QUESTIONS THAT MIGHT ARISE UNDER THE POLICIES. NO ATTEMPT HAS BEEN MADE TO ADDRESS ANY FEDERAL ESTATE TAX OR STATE AND LOCAL TAX CONSIDERATIONS THAT MAY ARISE IN CONNECTION WITH A POLICY. FOR COMPLETE INFORMATION, A QUALIFIED TAX OR LEGAL ADVISER SHOULD BE CONSULTED.

IRS Circular 230 Notice: The tax information contained herein is not intended to (and cannot) be used by anyone to avoid IRS penalties. It is intended to support the sale of the Policy. You should seek tax advice based on your particular circumstances from an independent tax adviser.

                      POTENTIAL BENEFITS OF LIFE INSURANCE

A life insurance contract, including the Policy, is a unique financial instrument that along with providing protection for premature death, also provides a number of potential tax advantages including:

     - INCOME TAX-FREE DEATH BENEFITS (e.g., the Death Benefit under the Policy, including the portion attributable to the increase in value based on the Investment Options, may pass to your Beneficiary free of income taxes if the requirements of IRC Section 101 are satisfied.)

     - INCOME TAX-FREE GROWTH OF POLICY CASH VALUES (e.g., within the Policy, any increase in value based on the Investment Options may be tax-deferred until withdrawn -- including tax-free transfers among the Investment Options, and as mentioned above, will not be subject to federal income taxes if paid as a Death Benefit.)

     - INCOME TAX-FREE ACCESS TO CASH VALUE THROUGH LOANS AND/OR WITHDRAWALS (e.g., under certain circumstances, such as where you adhere to certain premium limits, a Policy Owner may access cash from the Policy through a withdrawal, up to the tax basis, or a loan without facing tax consequences.)

Whether and how these benefits may be utilized is largely governed by IRC Sections 7702, 7702A, 817 and 101. These federal tax laws were passed to ensure that the tax advantages of life insurance are not abused.

In sum, these federal tax laws, among numerous other things, establish the following:

     -    A definition of a life insurance contract

     -    Diversification requirements for separate account assets

     - Limitations on policy owner's control over the assets in a separate account

     - Guidelines to determine the maximum amount of premium that may be paid into a policy

     -    Limitations on withdrawals from a policy

     - Qualification testing for all life insurance policies that have cash value features.

                            TAX STATUS OF THE POLICY

DEFINITION OF LIFE INSURANCE

In order for this Policy to offer some or all of the tax advantages described above, it must meet the definition of a life insurance contract under SECTION 7702 OF THE IRC. Complying with either the cash value accumulation test or the guideline premium test set forth in IRC Section 7702 will satisfy this definition. This Policy uses the guideline premium test. Guidance as to how IRC
Section 7702 and the guideline premium test are to be applied, however, is limited. If a Policy were determined not to be a life insurance contract for purposes of IRC Section 7702, such Policy would not provide the tax advantages normally described above.

The Company believes that it is reasonable to conclude that the Policy meets the IRC Section 7702 definition of a life insurance contract. The Company reserves the right to make changes in the Policy if such changes are deemed necessary to attempt to assure its qualification as a life insurance contract for tax purposes. The death benefit under a Policy will never be less than the minimum amount required for the Policy to be treated as life insurance under section 7702 of the Internal Revenue Code, as in effect on the date the Policy was issued.

DIVERSIFICATION

In addition to meeting the definition of a life insurance contract in IRC
Section 7702 of the IRC, to qualify as life insurance for federal income tax purposes, separate account investments (or the investments of a Fund, the shares of which are owned by separate accounts of insurance companies) underlying the Policy must also be "adequately diversified" pursuant to SECTION 817(H) of the IRC. If fund shares are sold directly to tax-qualified retirement plans that later lose their tax-qualified status, or to non-qualified plans, there could be adverse consequences under the diversification rules.

The Separate Account, through the funds, intends to comply with these requirements. Although the Company does not control the funds, the Company intends to monitor the investments of the mutual funds to ensure compliance with these diversification requirements.

The Separate Account, through the funds, intends to comply with these requirements. Although the Company does not control the funds, the Company intends to monitor the investments of the mutual funds to ensure compliance with these diversification requirements.

INVESTOR CONTROL

In certain circumstances, owners of variable life insurance contracts may be considered the owners, for federal income tax purposes, of the assets of the separate accounts used to support their policy or contract rather than the insurance company. In those circumstances, a proportionate share of the income and gains from the separate account assets would be includable in the variable contract owner's gross income each year.

The IRS has stated in published rulings that a variable contract owner will be considered the owner of separate account assets IF THE CONTRACT OWNER POSSESSES INCIDENTS OF OWNERSHIP IN THOSE SEPARATE ACCOUNT ASSETS, such as the ability to exercise investment control over the assets. While we believe that the Policy does not give the Policy Owner investment control over the separate account assets, we reserve the right to modify the Policy as necessary to prevent a Policy Owner from being treated as the owner of the separate account assets supporting the Policy.

                        TAX TREATMENT OF POLICY BENEFITS

The remaining tax discussion assumes that the Policy qualifies as a life insurance contract for federal income tax purposes.

IN GENERAL

The Company believes that the DEATH BENEFIT UNDER THE POLICY WILL BE EXCLUDABLE FROM THE GROSS INCOME OF THE BENEFICIARY under IRC Section 101(a)(1); unless the Policy has been transferred for value and no exception to the transfer for value rules set forth in the IRC Section 101 (a) (2) applies.

In the case of employer-owned life insurance as defined in IRC Section 101(j), the amount excludable from gross income is limited to premiums paid unless the policy falls within certain specified exceptions and a notice and consent requirement is satisfied before the policy is issued. Certain specified exceptions are based on the status of an employee as highly compensated or recently employed. There are also exceptions for policy proceeds paid to an employee's heirs. These exceptions only apply if proper notice is given to the insured employee and consent is received from the insured employee before the issuance of the policy. These rules apply to policies issued August 18, 2006 and later and also apply to policies issued before August 18, 2006 after a material increase in the Death Benefit or other material change. An IRS reporting requirement applies to employer-owned life insurance subject to these rules. Because these rules are complex and will affect the tax treatment of Death Benefits, it is advisable to consult tax counsel.

In addition, the Policy Owner will generally not be deemed to be in constructive receipt of the Cash Value, including increments thereof, until there is a distribution. (See discussion of "Modified Endowment Contracts" below.) Depending on the circumstances, the exchange of one life insurance policy for another, a change in the policy's face amount, a change in the policy's death benefit option, a payment of an increased level of premiums, a policy loan, a partial or full surrender, a lapse with outstanding Indebtedness, a change in ownership, or an assignment of the policy may have federal income tax consequences. Furthermore, such actions may have Federal gift and estate, as well as state and local tax consequences that will depend upon the financial situation and other circumstances of each owner or beneficiary. You should consult your tax or legal adviser for further advice on all tax issues.

THE TAX CONSEQUENCES OF DISTRIBUTION FROM, AND LOANS TAKEN FROM OR SECURED BY, A POLICY DEPEND ON WHETHER THE POLICY IS CLASSIFIED AS A "MODIFIED ENDOWMENT CONTRACT."

MODIFIED ENDOWMENT CONTRACTS

Special tax considerations apply to "Modified Endowment Contracts" (MEC). A MEC is defined under tax law as ANY POLICY THAT SATISFIES THE PRESENT DEFINITION OF A LIFE INSURANCE CONTRACT UNDER IRC SECTION 7702 BUT WHICH FAILS TO SATISFY A 7-PAY TEST SET FORTH IN IRC SECTION 7702A. A contract fails to satisfy the 7-pay test if the cumulative amount of premiums paid under the contract at any time during the first seven contract years exceeds the sum of the net level premiums that would have been paid on or before such time had the contract provided for paid-up future benefits after the payment of seven level annual premiums. If a material change in the contract occurs either during the first seven contract years, or later, a new seven-year testing period is begun to determine whether the policy constitutes a MEC. A decrease to the stated amount of the Policy may cause a re-test under the 7-pay test and could cause your Policy to become a MEC. Tax regulations or other guidance will be needed to fully define those transactions that are material changes.

Any POLICY ISSUED IN EXCHANGE FOR A MEC will be subject to the tax treatment accorded to MECs. However, the Company believes that any policy received in exchange for a life insurance contract that is not a MEC will generally not be treated as a MEC if the face amount of the policy is greater than or equal to the death benefit of the policy being exchanged. The payment of any premiums at the time of or after the exchange may, however, cause the policy to become a MEC.

LOANS AND PARTIAL WITHDRAWALS from, as well as collateral assignments of, policies that are MECs will be treated as distributions to the policy owner for tax purposes. All pre-death distributions (including loans, partial withdrawals and collateral assignments) from MECs will be included in gross income on an income-first basis to the extent of any income in the policy (the contract value less the policy owner's investment in the policy) immediately before the distribution.

The law also imposes an additional 10% TAX ON PRE-DEATH DISTRIBUTIONS (including loans, collateral assignments, partial withdrawals and complete surrenders) FROM MECS to the extent they are included in income, unless a specific exception to the penalty applies. The penalty does not apply to amounts which are distributed on or after the date on which the taxpayer attains age 59 1/2, because the taxpayer is disabled, or as substantially equal periodic payments over the taxpayer's life (or life expectancy) or over the joint lives (or joint life expectancies) of the taxpayer and his or her beneficiary. The foregoing exceptions generally do not apply to corporate Policy owners.

If a Policy becomes a MEC, distributions that occur during the contract year will be taxed as distributions from a MEC. In addition, distributions from a Policy within two years before it becomes a MEC will be taxed in this manner. This means that a distribution made from a Policy that is not a MEC (and therefore not taxable at the time of the distribution) could later become taxable as a distribution from a MEC if due to subsequent changes to the Policy, it later becomes a MEC.

For purposes of applying the MEC rules, all MECs that are issued by the Company (or its affiliates) to the same owner during any calendar year will be treated as one MEC contract for purposes of determining the amount includable in the owner's gross income at the time of a distribution from any such contract.

The death benefit of a modified endowment contract remains excludable from the gross income of the beneficiary to the extent described above in "Tax Treatment of Policy Benefits." Furthermore, no part of the investment growth of the cash value of a MEC is includable in the gross income of the owner unless the contract matures, is distributed or partially surrendered, is pledged, collaterally assigned, or borrowed against, or otherwise terminates with income in the contract prior to death. A full surrender of a MEC after age 59 1/2 will have the same tax consequences as life insurance policies generally as described above in "Tax Treatment of Policy Benefits."

Due to the complexity of the MEC tax rules, a policy owner should consult a qualified tax or legal adviser as to the potential MEC consequences before taking any actions with respect to the Policy.

DISTRIBUTIONS FROM POLICIES NOT CLASSIFIED AS MODIFIED ENDOWMENT CONTRACTS

Distributions from a policy that is not classified as a modified endowment contract are generally TREATED AS FIRST RECOVERING THE INVESTMENT IN THE POLICY (DESCRIBED BELOW) AND THEN, ONLY AFTER THE RETURN OF ALL SUCH INVESTMENT IN THE POLICY, AS DISTRIBUTING TAXABLE INCOME. An exception to this general rule occurs in the cases of a partial surrender, a decrease in the face amount, or any other change that reduces benefits under the policy in the first 15 years after the policy is issued where, as a result of that action, a cash distribution to the owner is made by the Company in order for the policy to continue complying with the IRC Section 7702 definitional limits. In that case, such distribution will be taxed in whole or in part as ordinary income (to the extent of any gain in the policy) under rules prescribed in IRC Section 7702.

Loans from, or secured by, a policy that is not a MEC are generally not treated as taxable distributions. Instead, such loans are generally treated as indebtedness of the owner. However, the tax consequences of some Policy loans are uncertain. You should consult a tax or legal adviser as to those consequences. Upon a complete surrender or lapse of a policy that is not a MEC, or when benefits are paid at such a policy's maturity date, if the amount received plus the amount of indebtedness discharged exceeds the total investment in the policy, the excess generally will be treated as ordinary income subject to tax.

Finally, neither distributions (including distributions upon surrender or lapse) nor loans from or secured by, a policy that is not a MEC, are subject to the 10 percent additional tax previously referred to above regardless of when they are made. Certain changes to the policy may cause the policy to become a MEC. Therefore, a policy owner should consult a tax or legal advisor before effecting any change to a policy that is not a modified endowment contract.

TREATMENT OF LOAN INTEREST

If there is any borrowing under which the Policy is pledged as security or otherwise serves as collateral, the interest paid on loans will generally not be tax deductible. Ownership of the Policy by a corporation, trust or other non-natural person could jeopardize some (or all) of such entity's interest deduction even where such entity's indebtedness is in no way connected to the Policy, unless the insured is an employee, officer, director or 20% owner.

INVESTMENT IN THE POLICY

Investment in the policy generally includes the aggregate amount of premiums or other consideration paid for the policy, reduced by non-taxable distributions.

BUSINESS USES OF POLICY

Businesses can use the Policies in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. In the case of a business owned Policy, the provisions of IRC Section 101(j) may limit the amount of the Death Benefit excludable from gross income unless a specified exception applies and a notice and consent requirement is satisfied, as discussed above. If you are purchasing the Policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax or legal adviser. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses and the IRS has issued new guidelines on split dollar arrangements. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax or legal adviser.

TAX CREDITS AND DEDUCTIONS

The Company may be entitled to certain tax benefits related to the assets of the Separate Account. These tax benefits, which may include foreign tax credits and corporate dividend received deductions, are not passed back to the Separate Account or to Policy Owners since the Company is the owner of the assets from which the tax benefits are derived.

                            OTHER TAX CONSIDERATIONS

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The transfer of the Policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, the transfer of the Policy to, or the designation as a Beneficiary of, or the payment of proceeds to, a person who is assigned to a generation which is two or more generations below the generation assignment of the owner may have generation skipping transfer tax consequences under federal tax law. The individual situation of each owner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation skipping and other taxes.

In general, the estate tax has been repealed for estates of decedents dying in 2010, scheduled to be reinstated in 2011, with an exemption of $1 million and a maximum rate of 55%. The generation-skipping transfer (GST) tax has also been repealed for 2010, scheduled to return in 2011, with an exemption of $1 million, plus inflation-indexed increases.

During repeal of the estate tax in 2010, the basis of assets received from a decedent generally will carry over from the decedent, rather than being stepped-up to date-of-death value.

It is not known if Congress will enact permanent repeal of the estate or GST tax or will reinstate the estate or GST tax for 2010, and, if so, whether the reinstatement will be made retroactive to January 1, 2010. Consult your tax advisor.

                               INSURABLE INTEREST

The Policy Owner must have an insurable interest in the life of the Insured in order for the Policy to be valid under applicable state law and for the Policy to be treated as a life insurance policy for federal income tax purposes. State laws on this subject vary widely, but typically require that the Policy Owner have a lawful and substantial economic interest in the continued life of the person insured, which interest must exist at the time the insurance is procured, but not necessarily at the time of the Insured's death. If no recognized insurable interest exists in a given situation, the Policy may be deemed void as against public policy under the state law and not entitled to treatment as a life insurance contract for federal income tax purposes. It is the responsibility of the Policy Owner, not the life insurance carrier, to determine the existence of insurable interest in the life of the Insured under applicable state law.

                           THE COMPANY'S INCOME TAXES

The Company is taxed as a life insurance company under federal income tax law. Presently, the Company does not expect to incur any income tax on the earnings or the realized capital gains retained to meet the Company's obligations under the Policy. Based on these expectations, no charge is being made currently to the income of the Separate Account for federal income taxes that may be attributable to the Separate Account. However, the Company may assess a charge against the Investment Options for federal income taxes in the event that the Company incurs income or other tax liability attributable to the Separate Account under future tax law.

Under present laws, the Company may incur state and local taxes in certain states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, charges may be made for such taxes (including such taxes), if any, attributable to the Separate Account.

                             ALTERNATIVE MINIMUM TAX

Please consult your tax or legal adviser for alternative minimum tax rules as they may impact your Policy.

Book 40                                                              May 1, 2010